Exhibit 99.1

Tidewater Reports Fourth Quarter Results and Year End Earnings For Fiscal 2014

NEW ORLEANS, LA. May 20, 2014 — Tidewater Inc. (NYSE:TDW) announced today fourth quarter net earnings for the period ended March 31, 2014, of $43.4 million, or $0.88 per common share, on revenues of $367.8 million. For fiscal year ended March 31, 2014, net earnings were $140.3 million, or $2.82 per common share, on revenues of $1,435.1 million. For fiscal year ended March 31, 2013, net earnings were $150.8 million, or $3.03 per common share, on revenues of $1,244.2 million.

As previously announced, Tidewater will hold a conference call to discuss March quarterly earnings and annual earnings on Wednesday, May 21, 2014, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-427-2535 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on May 21, 2014, and will continue until 11:59 p.m. Central time on May 23, 2014. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 37255141.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until June 21, 2014.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended March 31,		Year Ended March 31,
	2014	2013	2014	2013

Revenues:
Vessel revenues	$ 362,450	325,039	1,418,461	1,229,998
Other operating revenues	5,383	3,294	16,642	14,167

	367,833	328,333	1,435,103	1,244,165

Costs and expenses:
Vessel operating costs	206,734	181,670	795,890	692,581
Costs of other operating revenues	5,588	2,932	15,745	12,216
General and administrative	45,735	46,739	187,976	175,609
Vessel operating leases	8,151	3,970	21,910	16,837
Depreciation and amortization	42,925	38,287	167,480	147,299
Gain on asset dispositions, net	(2,363)	(3,839)	(11,722)	(6,609)
Goodwill impairment	---	---	56,283	---

	306,770	269,759	1,233,562	1,037,933

Operating income	61,063	58,574	201,541	206,232
Other income (expenses):
Foreign exchange (loss) gain	(2,728)	4,181	1,541	3,011
Equity in net earnings of unconsolidated companies	4,929	3,830	15,801	12,189
Interest income and other, net	708	693	2,123	3,476
Loss on early extinguishment of debt	---	---	(4,144)	---
Interest and other debt costs, net	(12,733)	(7,827)	(43,814)	(29,745)

	(9,824)	877	(28,493)	(11,069)

Earnings before income taxes	51,239	59,451	173,048	195,163
Income tax expense	7,822	12,860	32,793	44,413

Net earnings	$ 43,417	46,591	140,255	150,750

Basic earnings per common share	$ .88	.95	2.84	3.04

Diluted earnings per common share	$ .88	.95	2.82	3.03

Weighted average common shares outstanding	49,463,080	49,103,240	49,392,749	49,550,391
Dilutive effect of stock options and restricted stock	115,109	108,053	287,365	183,649

Adjusted weighted average common shares	49,578,189	49,211,293	49,680,114	49,734,040

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2014 and 2013 (In thousands, except share and par value data) ASSETS	2014	2013

Current assets:
Cash and cash equivalents	$60,359	40,569
Trade and other receivables, less allowance for doubtful accounts of $35,737 in 2014 and $46,332 in 2013	252,421	274,512
Due from affiliate	429,450	118,926
Marine operating supplies	57,392	62,348
Other current assets	20,587	11,735

Total current assets	820,209	508,090

Investments in, at equity, and advances to unconsolidated companies	63,928	46,047
Properties and equipment:
Vessels and related equipment	4,521,102	4,250,169
Other properties and equipment	97,714	83,779

	4,618,816	4,333,948
Less accumulated depreciation and amortization	997,208	1,144,129

Net properties and equipment	3,621,608	3,189,819

Goodwill	283,699	297,822
Other assets	96,385	126,277

Total assets	$4,885,829	4,168,055

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$74,515	59,371
Accrued expenses	157,302	127,012
Due to affiliate	86,154	36,305
Accrued property and liability losses	3,631	4,133
Current portion of long-term debt	9,512	---
Other current liabilities	70,567	39,808

Total current liabilities	401,681	266,629

Long-term debt	1,505,358	1,000,000
Deferred income taxes	108,929	189,763
Accrued property and liability losses	5,286	10,833
Other liabilities and deferred credits	179,204	139,074

Commitments and Contingencies

Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,730,442 shares at March 31, 2014 and 49,485,832 shares at March 31, 2013	4,973	4,949
Additional paid-in capital	142,381	119,975
Retained earnings	2,544,255	2,453,973
Accumulated other comprehensive loss	(12,225)	(17,141)

Total stockholders’ equity	2,679,384	2,561,756
Noncontrolling interests	5,987	---

Total equity	2,685,371	2,561,756

Total liabilities and equity	$4,885,829	4,168,055

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Quarter Ended March 31,		Year Ended March 31,
	2014	2013	2014	2013
Net earnings	$43,417	46,591	140,255	150,750
Other comprehensive income/(loss):
Unrealized (losses) gains on available for sale securities, net of tax of ($70), $100, $115 and ($200), respectively	(130)	186	213	(372)
Amortization of loss on derivative contract, net of tax of $63, $62, $251 and $251, respectively	117	116	466	466
Change in supplemental executive retirement plan pension liability, net of tax of $409, ($500), $409 and $1,306, respectively	760	(928)	760	2,427
Change in Pension Plan minimum liability, net of tax of $763, ($290), $763 and ($290), respectively	1,417	(539)	1,417	(539)
Change in Other Benefit Plan minimum liability, net of tax of $1,109, $111, $1,109 and $111, respectively	2,060	207	2,060	207
Total comprehensive income	$47,641	45,633	145,171	152,939

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended March 31, 2014, 2013 and 2012 (In thousands)	2014	2013	2012

Operating activities:
Net earnings	$140,255	150,750	87,411
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	167,480	147,299	138,356
Benefit for deferred income taxes	(34,709)	(11,733)	(23,754)
Reversal of liabilities for uncertain tax positions	---	---	(6,021)
Gain on asset dispositions, net	(11,722)	(6,609)	(17,657)
Goodwill impairment	56,283	---	30,932
Equity in earnings of unconsolidated companies, net of dividends	(15,801)	30	(7,033)
Compensation expense – stock based	19,642	19,416	14,340
Excess tax (benefit) liability on stock options exercised	(299)	(278)	1,190
Changes in assets and liabilities, net:
Trade and other receivables	13,485	(38,438)	(33,650)
Due from affiliate	(310,524)	(44,012)	(4,365)
Marine operating supplies	5,715	(8,498)	(3,102)
Other current assets	(7,600)	(1,663)	140
Accounts payable	(1,395)	(5,888)	(2,423)
Accrued expenses	34,458	9,098	(680)
Due to affiliate	49,849	(12,065)	29,010
Accrued property and liability losses	(429)	497	(210)
Other current liabilities	10,373	4,846	8,700
Other liabilities and deferred credits	(11,842)	822	7,947
Other, net	1,398	10,349	3,290

Net cash provided by operating activities	104,617	213,923	222,421

Cash flows from investing activities:
Proceeds from sales of assets	51,330	27,278	42,849
Proceeds from sale/leaseback of assets	270,575	---	---
Additions to properties and equipment	(594,695)	(440,572)	(357,110)
Payments for acquisition, net of cash acquired	(127,737)	---	---
Other	(3,158)	(193)	(820)

Net cash used in investing activities	(403,685)	(413,487)	(315,081)

Cash flows from financing activities:
Debt issuance costs	(5,347)	(51)	(295)
Principal payments on long-term debt	(1,103,054)	(60,000)	(40,000)
Debt borrowings	1,465,362	110,000	290,000
Proceeds from exercise of stock options	6,863	3,818	5,411
Cash dividends	(49,816)	(49,588)	(51,261)
Excess tax benefit (liability) on stock options exercised	299	278	(1,190)
Cash contributions from noncontrolling interests	4,551	---	---
Stock repurchases	---	(85,034)	(35,015)

Net cash (used in) provided by financing activities	318,858	(80,577)	167,650

Net change in cash and cash equivalents	19,790	(280,141)	74,990
Cash and cash equivalents at beginning of year	40,569	320,710	245,720

Cash and cash equivalents at end of year	$60,359	40,569	320,710

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$45,687	38,045	36,839
Interest, net of amounts capitalized	$34,190	27,443	22,096
Income taxes	$59,266	54,722	49,332
Supplemental disclosure of noncash investing activities:
Additions to properties and equipment	$5,751	12,010	10,850

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EQUITY

Years Ended March 31, 2014, 2013 and 2012 (In thousands)
	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non Controlling interest	Total

Balance at March 31, 2011	$5,188	90,204	2,436,736	(18,184)	---	2,513,944
Total comprehensive income	---	---	87,411	(1,146)	---	86,265
Stock option activity	14	8,100	---	---	---	8,114
Cash dividends declared ($1.00 per share)	---	---	(51,370)	---	---	(51,370)
Retirement of common stock	(74)	---	(34,941)	---	---	(35,015)
Amortization of restricted stock units	---	272	---	---	---	272
Amortization/cancellation of restricted stock	(3)	4,150	---	---	---	4,147

Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	---	2,526,357
Total comprehensive income	---	---	150,750	2,189	---	152,939
Stock option activity	14	6,131	---	---	---	6,145
Cash dividends declared ($1.00 per share)	---	---	(49,766)	---	---	(49,766)
Retirement of common stock	(187)	---	(84,847)	---	---	(85,034)
Amortization of restricted stock units	6	6,705	---	---	---	6,711
Amortization/cancellation of restricted stock	(9)	4,413	---	---	---	4,404

Balance at March 31, 2013	$4,949	119,975	2,453,973	(17,141)	---	2,561,756
Total comprehensive income	---	---	140,255	4,916	---	145,171
Stock option activity	20	9,445	---	---	---	9,465
Cash dividends declared ($1.00 per share)	---	---	(49,973)	---	---	(49,973)
Amortization of restricted stock units	10	9,923	---	---	---	9,933
Amortization/cancellation of restricted stock	(6)	3,038	---	---	---	3,032
Noncontrolling interests	---	---	---	---	5,987	5,987

Balance at March 31, 2014	$4,973	142,381	2,544,255	(12,225)	5,987	2,685,371

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2014 and 2013 and for the quarter ended December 31, 2013, were as follows:

	Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,

(In thousands)	2014	%	2013	%	2014	%	2013	%	2013	%

Vessel revenues:
Americas	$108,710	30%	82,561	25%	410,731	29%	327,059	27%	109,848	31%
Asia/Pacific	37,907	10%	44,477	14%	154,618	11%	184,014	15%	36,325	10%
Middle East/North Africa	48,783	14%	42,884	13%	186,524	13%	149,412	12%	51,158	14%
Sub-Saharan Africa/Europe	167,050	46%	155,117	48%	666,588	47%	569,513	46%	163,382	45%

Total Vessel revenues	362,450	100%	325,039	100%	1,418,461	100%	1,229,998	100%	360,713	100%

Vessel operating costs:
Crew costs	$100,951	28%	90,582	28%	396,332	28%	356,165	29%	101,382	28%
Repair and maintenance	49,322	14%	36,465	11%	177,331	13%	132,587	11%	40,920	12%
Insurance and loss reserves	5,274	1%	4,225	1%	19,628	1%	20,765	2%	4,410	1%
Fuel, lube and supplies	19,858	5%	22,458	7%	76,609	5%	79,023	6%	18,589	5%
Other	31,329	9%	27,940	9%	125,990	9%	104,041	8%	32,378	9%

Total vessel operating costs	206,734	57%	181,670	56%	795,890	56%	692,581	56%	197,679	55%

Vessel operating margin (A)	$155,716	43%	143,369	44%	622,571	44%	537,417	44%	163,034	45%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the years ended March 31, 2014 and 2013 and for the quarter ended December 31, 2013:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,

(In thousands)	2014	2013	2014	2013	2013

Vessel operating margin	$155,716	143,369	622,571	537,417	163,034
Other operating revenues	5,383	3,294	16,642	14,167	4,535
Costs of other operating revenues	(5,588)	(2,932)	(15,745)	(12,216)	(4,097)
General and administrative	(45,735)	(46,739)	(187,976)	(175,609)	(45,723)
Vessel operating leases	(8,151)	(3,970)	(21,910)	(16,837)	(5,757)
Depreciation and amortization	(42,925)	(38,287)	(167,480)	(147,299)	(42,391)
Gain on asset dispositions, net	2,363	3,839	11,722	6,609	7,170
Goodwill impairment	---	---	(56,283)	---	(56,283)

Operating income	$61,063	58,574	201,541	206,232	20,488

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and the years ended March 31, 2014 and 2013 and for the quarter ended December 31, 2013, were as follows:

	Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,

(In thousands)	2014	%	2013	%	2014	%	2013	%	2013	%

Vessel operating profit:
Americas	$21,381	6%	6,178	2%	90,936	6%	40,318	3%	25,579	7%
Asia/Pacific	8,016	2%	12,275	4%	29,044	2%	43,704	4%	5,932	2%
Middle East/North Africa	8,240	2%	12,787	4%	42,736	3%	39,069	3%	10,927	3%
Sub-Saharan Africa/Europe	32,810	9%	36,863	11%	136,092	10%	129,460	10%	38,502	10%

	70,447	19%	68,103	21%	298,808	21%	252,551	20%	80,940	22%
Other operating profit	(1,523)	(<1%)	(936)	(<1%)	(1,930)	(<1%)	(833)	(<1%)	(233)	(<1%)

	68,924	19%	67,167	21%	296,878	21%	251,718	20%	80,707	22%
Corporate general and administrative expenses	(9,434)	(3%)	(11,716)	(4%)	(47,703)	(4%)	(48,704)	(4%)	(10,323)	(3%)
Corporate depreciation	(790)	(<1%)	(716)	(<1%)	(3,073)	(<1%)	(3,391)	(<1%)	(783)	(<1%)

Corporate expenses	(10,224)	(3%)	(12,432)	(4%)	(50,776)	(4%)	(52,095)	(4%)	(11,106)	(3%)

Gain on asset dispositions, net	2,363	1%	3,839	1%	11,722	1%	6,609	1%	7,170	2%
Goodwill impairment	---	---	---	---	(56,283)	(4%)	---	---	(56,283)	(15%)

Operating income	61,063	17%	58,574	18%	201,541	14%	206,232	17%	20,488	6%

Foreign exchange (loss) gain	(2,728)	(1%)	4,181	1%	1,541	<1%	3,011	<1%	1,341	<1%
Equity in net earnings of unconsolidated companies	4,929	1%	3,830	1%	15,801	1%	12,189	1%	2,671	1%
Interest income and other, net	708	<1%	693	<1%	2,123	<1%	3,476	<1%	137	<1%
Loss on early extinguishment of debt	---	---	---	---	(4,144)	(<1%)	---	---	---	---
Interest and other debt costs	(12,733)	(3%)	(7,827)	(2%)	(43,814)	(3%)	(29,745)	(2%)	(12,250)	(3%)

Earnings before income taxes	$51,239	14%	59,451	18%	173,048	12%	195,163	16%	12,387	3%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2014 and 2013 and the quarter ended December 31, 2013, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,

	2014	2013	2014	2013	2013

REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$74,859	49,916	263,750	179,032	72,048
Towing-supply	26,073	25,938	115,055	120,817	30,451
Other	7,778	6,707	31,926	27,210	7,349
Total	$108,710	82,561	410,731	327,059	109,848
Asia/Pacific fleet:
Deepwater	$23,834	24,327	88,191	96,118	20,142
Towing-supply	13,114	19,211	62,630	84,217	15,235
Other	959	939	3,797	3,679	948
Total	$37,907	44,477	154,618	184,014	36,325
Middle East/North Africa fleet:
Deepwater	$16,114	16,979	66,503	55,945	18,805
Towing-supply	31,979	25,173	116,720	89,902	31,481
Other	690	732	3,301	3,565	872
Total	$48,783	42,884	186,524	149,412	51,158
Sub-Saharan Africa/Europe fleet:
Deepwater	$86,064	78,724	364,722	273,544	84,866
Towing-supply	59,803	58,981	231,224	226,357	59,789
Other	21,183	17,412	70,642	69,612	18,727
Total	$167,050	155,117	666,588	569,513	163,382
Worldwide fleet:
Deepwater	$200,871	169,946	783,166	604,639	195,861
Towing-supply	130,969	129,303	525,629	521,293	136,956
Other	30,610	25,790	109,666	104,066	27,896
Total	$362,450	325,039	1,418,461	1,229,998	360,713

UTILIZATION:
Americas fleet:
Deepwater	83.7%	80.4	80.0	74.4	85.3
Towing-supply	59.5	41.9	51.9	48.0	60.9
Other	78.4	81.0	82.6	79.0	78.0
Total	73.2%	59.1	67.4	60.5	73.9
Asia/Pacific fleet:
Deepwater	84.7%	83.6	83.5	86.8	77.2
Towing-supply	82.7	54.5	71.6	53.5	70.6
Other	100.0	100.0	100.0	85.1	100.0
Total	84.1%	62.4	76.0	61.0	73.6
Americas fleet:
Deepwater	71.3%	98.6	77.6	93.5	71.0
Towing-supply	88.2	74.7	82.8	75.8	84.8
Other	98.1	29.3	73.0	33.7	100.0
Total	84.0%	73.4	80.9	73.3	81.7
Asia/Pacific fleet:
Deepwater	83.1%	76.3	83.6	78.2	83.0
Towing-supply	77.9	73.3	71.3	66.9	73.8
Other	89.2	78.7	77.1	78.1	76.8
Total	83.3%	75.9	76.7	73.4	77.3
Worldwide fleet:
Deepwater	81.9%	80.6	81.7	79.6	81.7
Towing-supply	76.6	61.2	68.6	60.6	72.8
Other	87.3	75.2	78.5	74.6	78.1
Total	80.8%	69.4	74.7	68.3	76.7

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,

	2014	2013	2014	2013	2013

AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$31,066	29,480	30,629	28,216	29,779
Towing-supply	16,220	14,330	16,010	14,064	17,247
Other	7,868	6,132	7,502	6,097	7,320
Total	$21,718	17,960	20,482	16,861	21,169
Asia/Pacific fleet:
Deepwater	$39,072	37,370	37,549	36,424	33,937
Towing-supply	12,383	13,976	12,645	13,378	12,687
Other	10,661	10,432	10,402	10,079	10,300
Total	$21,550	21,024	20,167	19,789	19,257
Middle East/North Africa fleet:
Deepwater	$20,524	21,259	21,913	19,926	23,708
Towing-supply	13,000	12,689	12,862	11,116	13,375
Other	3,912	4,628	4,543	4,836	4,738
Total	$14,258	14,583	14,531	12,844	15,358
Sub-Saharan Africa/Europe fleet:
Deepwater	$29,158	26,468	28,932	25,056	28,664
Towing-supply	16,542	14,996	15,858	14,684	15,764
Other	5,392	5,300	5,136	5,118	5,409
Total	$15,917	15,218	16,282	14,261	15,994
Worldwide fleet:
Deepwater	$29,730	27,782	29,441	26,626	28,944
Towing-supply	14,982	14,207	14,684	13,580	15,029
Other	5,905	5,573	5,741	5,430	5,883
Total	$17,525	16,378	17,405	15,325	17,492

The day-based utilization percentages, average day rates and the average number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) by vessel class and in total for the quarters and the years ended March 31, 2014 and 2013 and for the quarter ended December 31, 2013, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,

	2014	2013	2014	2013	2013

UTILIZATION:
Deepwater vessels
PSVs	86.1%	82.9	84.4	82.8	82.7
AHTS vessels	73.9	99.0	88.2	88.4	95.8
Towing-supply	84.4	84.8	84.3	87.0	85.5
Other	91.8	79.5	80.0	79.3	81.8
Total	86.0%	83.8	83.6	84.2	84.3

AVERAGE VESSEL DAY RATES:
Deepwater vessels
PSVs	$29,735	27,889	29,659	26,652	29,092
AHTS vessels	31,158	29,779	29,628	29,787	29,141
Towing-supply	15,126	14,490	14,840	14,141	15,144
Other	6,126	6,004	5,924	5,823	6,036
Total	$18,287	17,458	18,275	16,526	18,209

AVERAGE VESSEL COUNT:
Deepwater vessels
PSVs	76	67	73	60	75
AHTS vessels	12	11	11	11	12
Towing-supply	105	103	104	102	104
Other	52	48	52	49	52
Total	245	229	240	222	243

The company’s actual vessel count at March 31, 2014 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2014 and 2013 and for the quarter ended December 31, 2013, were as follows:

	Actual Vessel Count at March 31,	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,

	2014	2014	2013	2014	2013	2013

Americas fleet:
Deepwater	32	32	23	29	23	31
Towing-supply	30	30	48	38	50	31
Other	14	14	15	14	15	14

Total	76	76	86	81	88	76
Less stacked vessels	10	10	25	18	25	11

Active vessels	66	66	61	63	63	65

Asia/Pacific fleet:
Deepwater	8	8	9	8	8	8
Towing-supply	14	14	28	19	32	19
Other	1	1	1	1	1	1

Total	23	23	38	28	41	28
Less stacked vessels	--	--	10	4	12	4

Active vessels	23	23	28	24	29	24

Middle East/North Africa fleet:
Deepwater	12	12	9	11	8	12
Towing-supply	31	31	30	30	29	30
Other	2	2	6	3	6	2

Total	45	45	45	44	43	44
Less stacked vessels	1	1	6	1	7	1

Active vessels	44	44	39	43	36	43

Sub-Saharan Africa/Europe fleet:
Deepwater	40	39	43	41	38	39
Towing-supply	51	52	60	56	63	56
Other	48	49	46	49	48	49

Total	139	140	149	146	149	144
Less stacked vessels	4	5	12	9	17	8

Active vessels	135	135	137	137	132	136

Active owner or chartered vessels	268	268	265	267	260	268
Stacked vessels	15	16	53	32	61	24

Total owned or chartered vessels	283	284	318	299	321	292
Vessels withdrawn from service	--	--	2	1	2	--
Joint-venture and other	11	11	10	10	10	11

Total	294	295	330	310	333	303

Note (B): Included in total owned or chartered vessels at March 31, 2014 and 2013 and at December 31, 2013, were 15, 51, and 18 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s various vessel commitments, including vessels under construction and vessel acquisition, by vessel class and type as of March 31, 2014, were as follows:

	Non-U.S. Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 3/31/14	Remaining Balance 3/31/14	Number of Vessels	Total Cost	Invested Through 3/31/14	Remaining Balance 3/31/14

In thousands, except number of vessels:
Deepwater PSVs	18	$454,911	108,431	346,480	5	253,972	88,037	165,935
Towing-supply vessels	6	116,288	55,163	61,125	---	---	---	---
Other	1	8,014	8,014	---	---	---	---	---

Totals	25	$579,213	171,608	407,605	5	253,972	88,037	165,935

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended

Vessel class and type	06/14	09/14	12/14	03/15	06/15	Thereafter

Deepwater PSVs	1	5	4	1	1	11
Towing-supply vessels	---	---	---	1	1	4
Other	---	---	---	---	1	---

Totals	1	5	4	2	3	15

(In thousands)
Expected quarterly cash outlay	$53,150	117,010	134,337	64,114	75,500	129,429 (A)

(A) The $129,429 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $117,298 in the remaining quarters of fiscal 2016 and $12,131 during fiscal 2017.